UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-06111

The Mexico Equity and Income Fund, Inc.
(Exact name of registrant as specified in charter)

615 E. Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Mr. Marco Ramirez
c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-4255

Registrant's telephone number, including area code

Date of fiscal year end: July 31, 2014

Date of reporting period:  July 31, 2014

Item 1. Reports to Stockholders.

The Mexico Equity
and Income Fund, Inc.

Annual Report

July 31, 2014

The Mexico Equity and Income Fund, Inc.

September 25, 2014

Dear Fellow Stockholders:

This is an easy letter to write.  The Fund’s recent outperformance relative to the indexes and to its peers speaks for itself.  According to Lipper, as of September 24, 2014, the Fund’s market price is up 22% over the past year vs. 3% for The Mexico Fund.  There is nothing to say except, “Well done” to the team at Pichardo Asset Management, the Fund’s investment advisor.  PAM’s bottom up approach to portfolio selection has thus far been a huge success as Mexico struggles to implement meaningful economic reforms.

Since such reforms always create winners and losers, it is not surprising that they are not universally popular.  As they say, you have to break an egg to make an omelet.  However, while volatility is almost inevitable, I believe the future for investors in Mexico remains bright.  In this regard, a recent story in U.S. News and World Report concluded:

Mexico has strong tailwinds within emerging markets for three main reasons: 1) the country is closely tied to the expected pickup in U.S. growth; 2) there is no need to talk of the “promise” of reforms, as in Brazil and India – they are already underway in Mexico; and 3) the Peso is not expensive. You may still be skeptical of investing in Mexico, due to all of the negative impressions you take back from the news. But to have absolutely no portfolio allocation in Mexico means you won’t be taking advantage of the long-term growth the country is experiencing. Even the conservative long-term investor should allocate at least a small slice of his or her portfolio pie to “Made in Mexico.”

The Fund’s discount, has narrowed somewhat to about 10%.  The board continues to explore ways to retire the minuscule number of preferred shares still outstanding and implement a managed distribution plan.  As a first step, the board intends to submit a proposal to shareholders at the Fund’s next annual meeting regarding the preferred shares.

Sincerely yours,

Phillip Goldstein
Chairman

THE MEXICO EQUITY AND INCOME FUND, INC.

The Mexico Equity and Income Fund, Inc.
(“MXE” or the “Fund”).
Report of Pichardo Asset Management (“PAM”),
The Investment Adviser

Dear Fund Stockholders,

INTRODUCTION

We present our July 2014 Annual Report on the threshold of the major central banks’ accommodative policies, including the European Central Bank, which has been continuing to drive all-time high equity market valuations and underscore expectations of ongoing relaxed monetary policies in most developed and emerging economies during this calendar year.

On the local front, one month after MXE’s fiscal year end, President Enrique Peña enacted Secondary Energy Legislation commencing with a “big bang” industrial transformation and the acceleration to implement Round Zero and Round One:

i)
PEMEX’s Round Zero, which started in March 2014, was agreed a month ahead of schedule making public the areas and fields that Pemex was given for exploration and development. Shortly after, PEMEX’s CEO noted that 10 projects would be farmed-out and put up for auction late this year. Private companies would bid to become partners and PEMEX will decide the results.

ii)
Round One, announced in August 2014, started with the announcement of potential oil fields that may be bid on as soon as February 2015 and will provide significant opportunities for energy related companies seeking to explore the Mexican energy sector.

At the end of the Fund’s fiscal year, downgrading of global economic growth has continued in both developed and emerging economies. Mexico’s gradual economic recovery (a 1.6% year-over-year growth rate in second quarter 2014) is being driven largely by Mexican exports fueled by a rebound in U.S. imports. While the services sector suggests domestic demand is growing at a moderate tick, we expect U.S. imports to continue to drive production in Mexico. Total public spending, which increased 10.7% compared to last year; together with a relaxed monetary policy is expected to speed-up domestic demand during the 2nd semester 2014. (Source: INEGI).

Forecasts point to a higher year-over-year Gross Domestic Product (GDP) in the second half of 2014, following a 1.7% growth in the first semester (1.0% for the same period last year) and a projected 2.7% GDP for the full year 2014, (1.1% for full year 2013) according to the Ministry of Finance. (Source: Banxico).

THE MEXICO EQUITY AND INCOME FUND, INC.

I.	MXE’S PERFORMANCE

The Net Asset Value per share (NAV) of the MXE increased by 12.88%, in U.S. Dollar terms and the closing market price of the MXE (on the New York Stock Exchange) increased by 15.93% in U.S. Dollar terms for the one-year period ended July 31, 2014, according to U.S. Bancorp. The Mexican Peso lost -3.81%, for the same period, according to Bloomberg.

Source: U.S. Bancorp, Bloomberg, PAM.

We continue to adhere MXE to a de-indexed-highly diversified strategy which has granted an excess return of 561 basis points for the one year period ended July 31, 2014 relative to the MSCI-Mexico Index. (Source: U.S. Bancorp, PAM).

Sources: U.S. Bancorp1; Thomson2, Bloomberg.

THE MEXICO EQUITY AND INCOME FUND, INC.

Sources: U.S. Bancorp1; Thomson2, Bloomberg.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance data to the most recent month end may be obtained by calling U.S. Bancorp Fund Services, LLC, (414) 765-4255 or by consulting the Fund’s web page: www.mxefund.com.

PAM’s team earned the Fund’s stockholders a competitive 6.49% Jensen’s Alpha (risk-adjusted return) relative to the MSCI-Mexico Index for the Fund’s fiscal year ended in July 2014, according to U.S. Bancorp, Bloomberg and PAM.

MXE’s Jensen Alpha, as of July 31, 2014.
Funds Data	One Year	Three Year	Five Year
MXE’s NAV Returns	12.88%	15.56%	22.70%
MXE β	0.876	0.945	1.035
MSCI’s Index Returns	7.27%	5.56%	12.59%
MSCI β	1.147	1.204	1.207
Risk Free Rate	3.00%	3.00%	3.00%
MEXBOL’s Index Returns	6.23%	4.19%	11.83%
MXE’s Alpha VS MSCI	6.49%	10.31%	11.63%

Source: U.S. Bancorp, Bloomberg, PAM.  β= Beta

THE MEXICO EQUITY AND INCOME FUND, INC.

MXE’s US$16.08 common share market price registered a discount of -9.56% to the Fund’s NAV of US$17.78 narrowing 205 basis points for one year to July 31, 2014. (Source: Bloomberg, PAM).

Source: PAM, Bloomberg.

MXE’s net assets were US$121,248,722 as of July 31, 2014. There were no share repurchases during the Fund’s fiscal year. (Source: U.S. Bancorp).

II.	INVESTMENT STRATEGY

According to PAM’s contribution and performance reports, the Fund registered the following metrics at the close of the Fund’s fiscal year ended July 31, 2014.

Construction & Engineering, Hotels, Restaurants & Leisure and Food Products were the three largest industry weightings; and, the main contributors were Food Products followed by Hotels, Restaurants & Leisure and Media. (Source: PAM, Bloomberg).

The top three contributors refer to Food Products (Tortilla producer - mid-cap), Media (Cable, internet & telephone Services – mid-cap), and Utilities (Energy infrastructure - large-cap). (Source: PAM, Bloomberg).

The top three detractors were Multiline Retailing, Household Products and Chemicals. (Source: PAM, Bloomberg).

At the end of the Fund’s fiscal year ended July 31, 2014, the Fund held approximately 38% of its total assets in investments in small and mid-cap companies (up to US$5 billion market capitalization). (Source: PAM, Bloomberg).

THE MEXICO EQUITY AND INCOME FUND, INC.

The Top Ten Holdings in the MSCI-Mexico Index constituted approximately 74%, while MXE’s Top-Ten Holdings accounted for approximately 45% of the Fund’s total assets as of July 31, 2014 (Source: PAM, Bloomberg).

We have mainly favored a bottom-up approach, and will continue to search for opportunities in value-small and mid-caps.

III.	MEXICAN ECONOMY

Economic activity as of the end of first half of 2014 shows signs of a mild recovery with GDP growing 1.7% compared to 1.1% for the same period in 2013. There was a slight rebound in the manufacturing sector aided by a pick-up in U.S. imports and a gradual recovery in domestic consumption as private consumption rebounds from the impact of higher income taxes resulting from the new fiscal law. Business certainty and capital expenditure (CAPEX) plans were also impacted by the new tax law early in 2014, but growth is projected to expand on the back of increased investments arising from opportunities related to the energy sector opening in the mid to long term. (Source: INEGI). (Please see Charts: A, B & C of the MXE Annual Complementary Charts at www.mxefund.com.)

Source: INEGI.

Domestic growth has been driven by higher net government spending. More jobs are being created than last year at an average pace of 50,000 per month, and remittances (US$22.6 billion one-year to July 2014) are at their strongest since 2009. (Source: INEGI).

Economic Indicators	2013	2014e	2015e
GDP (%)	1.1%	2.6%	3.9%
US Manufacturing (%)	2.3%	3.2%	4.3%
Fiscal Balance (% of GDP)	-3.0%	-4.2%	-3.6%
Current Account (% of GDP)	-2.0%	-1.7%	-1.7%
Source: Banxico.

THE MEXICO EQUITY AND INCOME FUND, INC.

Mexico continues to differentiate itself from other Emerging Markets with solid-balanced public finances, a flexible exchange rate regime, contained inflation (below 5%), and structural reforms, including Energy, Telecom, Competition, Education, Labor and a new tax law (a total of 11 reforms approved in the last two years and 1 reform pending to be enacted). (Please see Charts: D, E & F of the MXE Annual Complementary Charts at www.mxefund.com.)

Source: PAM, Bloomberg.

Mexico’s country risk measured by the Emerging Markets Bond Index (EMBI EM+) closed the month of July at 290 basis points, the lowest level since May 2013.

Source: PAM, Bloomberg.

THE MEXICO EQUITY AND INCOME FUND, INC.

Emerging Markets Bond Index Plus (EMBI EM+): EMBI EM+, is an index built as the weighted average of interest rate differentials among Treasury bonds and Mbonos for all term maturities. Weights are determined by the market value of outstanding issues; it was created and is published by JP Morgan. Because of its nature EMBI EM+ is a timely measure of international markets perception of sovereign credit risk. In this feature it’s similar to CDS; and should tend to move in the same direction; however CDS are settled for specific maturity terms with the 5 year CD being the most popular and EMBI EM+ involves markets perception of credit risk for all maturity terms.

We are optimistic regarding economic activity, as long-term prospects currently seem brighter given the approval of major Energy Reform, which aims to: (1) maximize the value of oil earnings; (2) guarantee energy security; (3) strengthen competitiveness; and (4) make the sector a lever for industrial and technological investment by translating oil earnings into long-term well-being. (Please see full report at www.paminversion.mx).

IV.	MEXICAN MARKET

The stock market recorded a 12 month forward Price to Earnings (P/E) multiple of 21 times as of July 31, 2014 compared to a 5-year average of 17.5 times.  Structural reforms, sound-balanced public finances and the U.S. economic recovery continue to sustain Mexican stocks valuations. (Source: Bloomberg).

Source: PAM, Bloomberg.
σ: Stands for Standard Deviation.

THE MEXICO EQUITY AND INCOME FUND, INC.

V.	CLOSING REMARKS

As part of North America, Mexico could benefit from the region’s new energy context by seeking greater interconnection with the U.S. and Canada and boosting domestic hydrocarbon production. This requires efficient transportation and distribution infrastructure to import energy at competitive prices for meeting domestic shortfall.

The energy sector could also become a factor of competitiveness for Mexican companies and for the economy as a whole.

At the time of writing, Alfa, Ienova, Interacciones, GMexico and Mexchem, five MXE constituents, have already announced acquisitions in Europe and the U.S., credit lines with Asian financial groups to secure working capital for infrastructure-oil related business, joint ventures for water treatment projects, and their interest to participate in Round One.

We will continue to adhere the Fund’s Portfolio to our de-indexed and diversified investment strategy to seek to benefit the Fund’s stockholders; and, remain optimistic about opportunities for companies included in the Fund’s portfolio at the implementation of the Energy Reform in Mexico.

Sincerely yours,

Eugenia Pichardo
Portfolio Manager

THE MEXICO EQUITY AND INCOME FUND, INC.

The information provided herein represents the opinion of Pichardo Asset Management and not the Fund’s Board of Directors and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company, and it may be obtained by calling U.S. Bancorp Fund Services, LLC, (414) 765-4255 or visiting www.mxefund.com. Read it carefully before investing.

All investments involve risk. Principal loss is possible. Investing internationally involves additional risks such as currency fluctuations, currency devaluations, price volatility, social and economic instability, differing securities regulation and accounting standards, limited publicly available information, changes in taxation, periods of illiquidity and other factors. These risks are greater in the emerging markets. Stocks of small-and-mid-capitalization companies involve greater volatility and less liquidity than larger-capitalization companies.

Investing in Foreign Securities

Investment in Mexican securities involves special considerations and risks that are not normally associated with investments in U.S. securities, including (1) relatively higher price volatility, lower liquidity and the small market capitalization of Mexican securities markets; (2) currency fluctuations and the cost of converting Mexican pesos into U.S. dollars; (3) restrictions on foreign investment; (4) political, economic and social risks and uncertainties (5) higher rates of inflation and interest rates than in the United States.

Mexican Economic and Political Factors. Although Mexico’s economy has strengthened in recent years and Mexico’s sovereign debt was recently upgraded to “investment-grade” by the three most prominent rating agencies, Mexico continues to be classified as a developing economy and investments in developing countries are subject to certain economic risks. Nonetheless, on March 12, 2013 Standard & Poor’s revised upward its sovereign foreign currency credit outlook on Mexico from stable to positive. The current rating is BBB. The agency stated that higher odds of reforms being approved, was the main reason to revise upwards.

A REIT’s share price may decline because of adverse developments affecting the real estate industry. Investing in dividend-paying stocks involves the risk that such stocks may fall out favor with investors and underperform the market. In addition, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur.

Diversification does not assure a profit or protect against a loss in a declining market.

The Portfolio Securities are denominated in pesos. As a result, the Portfolio Securities must increase in market value at a rate in excess of the rate of any decline in the value of the peso against the U.S. dollar in order to avoid a decline in their equivalent U.S. dollar value.

THE MEXICO EQUITY AND INCOME FUND, INC.

Fund’s holdings and sector allocations are subject to change at any time, and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of fund holdings. Current and future portfolio holdings are subject to risk.

The Fund may have a higher turnover rate which could result in higher transaction costs and higher tax liability which may affect returns.

Definitions

•
MEXBOL or the IPC (Indice de Precios y Cotizaciones), is a capitalization-weighted index of the leading stocks traded on the Mexican Stock Exchange. The index was developed with a base level of 0.78 on October 30, 1978.

•	MSCI-MEXICO: The Morgan Stanley Capital International Index Mexico is a capitalization weighted index that monitors the performance of stocks traded in Mexico. One cannot invest directly in an index.
•	Basis point (bps) is one hundredth of a percentage point (0.01%).
•
The net asset value per share (NAV) is calculated as the total market value of all the securities and other assets held by a fund minus total liabilities divided by the total number of common shares outstanding. The NAV of an investment company will fluctuate due to changes in the market prices of the underlying securities.

•
The market price of the common share of a closed-end fund is determined in the open market by buyers and sellers, and is the price at which investors may purchase or sell the common shares of a closed-end fund, which fluctuates throughout the day. Market price of common share may differ from the Fund’s Net Asset Value; shares of a closed-end fund may trade at a premium to (higher than) or a discount to (lower than) NAV. The difference between the market price and NAV is expressed as a percentage that is either a discount or a premium to NAV.

•	References to other funds should not be considered a recommendation to buy or sell any security.
•
GDP: Gross Domestic Product. The monetary value of all the finished goods and services produced within a country’s borders in a specific time period, though GDP is usually calculated on an annual basis. It includes all of private and public consumption, government outlays, investments and exports less imports that occur within a defined territory.

•	Jensen’s Alpha: A measure of the return on a portfolio over what the capital asset pricing model predicts, given the beta and market return on that portfolio. The index also adjusts for risk.
•	INEGI: The National Institute of Statistics and Geography.
•	BANXICO: Banco de Mexico, is the central bank of Mexico.

THE MEXICO EQUITY AND INCOME FUND, INC.

•
PEMEX: Petroleos Mexicanos is the Mexican state-owned petroleum company, created in 1938. PEMEX is the seventh crude oil producer worldwide and it’s evaluated as the eleventh integrated company. In México, it’s the sole producer of crude oil, natural gas and refined products, the most important source of government income and the most important company of the country.

•
Market Capitalization: The total market value of all of a company’s outstanding shares. Market capitalization is calculated by multiplying a company’s shares outstanding by the current market price of one share.

•
CAPEX: Capital Expenditures, funds used by a company to acquire or upgrade physical assets such as property, industrial buildings or equipment. This type of outlay is made by companies to maintain or increase the scope of their operations. These expenditures can include everything from repairing a roof to building a brand new factory.

•
EMBI EM+: The Emerging Markets Bond Index tracks total returns for traded external debt instruments (external meaning foreign currency denominated fixed income) in the emerging markets. The regular EMBI index covers U.S. dollar-denominated Brady bonds, loans and Eurobonds. The EMBI EM+ expands upon J.P. Morgan’s original Emerging Markets Bond Index (EMBI), which was introduced in 1992 and covered only Brady bonds. An external debt version, the EMBI+ is the JPMorgan EMBI Global Index. In addition to serving as a benchmark, the EMBI+ provides investors with a definition of the market for emerging markets external-currency debt, a list of the instruments traded, and a compilation of their terms.

•
M-BONOS: Mexican Federal Government Development Bonds with a Fixed Interest Rate. Face value: $100 MXN. The securities can be issued for any term, as long as this term is a multiple of 182 days. Nevertheless, lately, these securities have been issued for 3- 5-10-20 and 30-year terms. These securities pay interest every six months; that is, every 182 days or on the banking business day that substitutes this date in the event of a holiday. The interest rate paid is fixed by the federal government upon issuance of the securities and is specified to investors in the auction announcement and in the notices that are published every time there is a new securities series.

•
Credit Default Swaps (CDS): A swap designed to transfer the credit exposure of fixed income products between parties. A credit default swap is also referred to as a credit derivative contract, where the purchaser of the swap makes payments up until the maturity date of a contract. Payments are made to the seller of the swap. In return, the seller agrees to pay off a third party debt if this party defaults on the loan. A CDS is considered insurance against non-payment. A buyer of a CDS might be speculating on the possibility that the third party will indeed default.

•	Price to Earnings Ratio P/E: A valuation ratio of a company’s current share price compared to its per-share earnings (EPS).
•	Earnings per Share EPS: The portion of a company’s profit allocated to each outstanding share of common stock. Earnings per share serve as an indicator of a company’s profitability.

THE MEXICO EQUITY AND INCOME FUND, INC.

•
Standard Deviation: A measure of the dispersion of a set of data from its mean. The more spread apart the data, the higher the deviation. Standard deviation is calculated as the square root of variance.

•
Joint Venture: A business arrangement in which two or more parties agree to pool their resources for the purpose of accomplishing a specific task. This task can be a new project or any other business activity. In a joint venture (JV), each of the participants is responsible for profits, losses and costs associated with it. However, the venture is its own entity, separate and apart from the participants’ other business interests.

•	Beta: Beta measures the sensitivity of rates of return on a fund to general market movements.

THE MEXICO EQUITY AND INCOME FUND, INC.

RELEVANT ECONOMIC INFORMATION for the years ended December 31

Real Activity (million US$)	2013	2012	2011	2010	2009
Real GDP Growth (y-o-y)	1.10%	3.90%	3.90%	5.50%	-6.50%
Industrial Production (y-o-y Average)	-0.30%	3.90%	3.80%	6.06%	7.29%
Trade Balance (US billions)	$-1.01	$0.20	$-1.17	$-3.12	$-4.70
Exports	$380.20	$370.90	$349.68	$298.36	$229.70
Export growth (y-o-y)	2.5%	6.1%	17.20%	29.9%	-21.3%
Imports	$381.21	$370.80	$350.84	$301.48	$234.40
Import growth (y-o-y)	2.8%	5.7%	16.4%	28.6%	-24.1%

Financial Variables and Prices
28-Day CETES (T-bills) Average	3.76%	4.29%	4.81%	4.40%	4.51%
Exchange rate (Pesos/US$) Average	12.77	13.15	12.60	12.63	13.09
Inflation IPC, 12 month trailing	3.97%	3.57%	3.82%	4.40%	3.57%

Mexbol Index
USD Return	-1.33%	28.97%	-13.46%	28.79%	55.34%
Market Cap- (US billions)	$355.99	$372.29	$282.60	$281.56	$257.88
EV/EBITDA	9.82	x	9.21	x	8.13	x	9.48	x	7.86	x

Fund’s NAV & Common Share
Market Price Performance
NAV’s per share	15.85%	47.13%	-13.81%	41.91%	40.12%
Share Price	19.24%	45.13%	-12.18%	48.41%	22.20%

Sources: Banamex, Banco de Mexico, Bloomberg, INEGI

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2014
Allocation of Portfolio Assets
(Calculated as a percentage of Total Investments)

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2014
Schedule of Investments

MEXICO – 99.72%	Shares	Value

COMMON STOCKS – 91.43%

Airports – 4.83%
Grupo Aeroportuario del Centro Norte, S.A.B. de C.V.	1,056,162	$4,181,507
Grupo Aeroportuario del Pacifico, S.A.B. de C.V. – Class B	249,300	1,674,383
		5,855,890
Beverages – 6.14%
Arca Continental, S.A.B. de C.V.	554,704	3,913,558
Fomento Economico Mexicano, S.A.B. de C.V.	375,257	3,529,744
		7,443,302
Building Materials – 5.80%
Cemex, S.A.B. de C.V. CPO (a)	5,602,818	7,026,832

Cable & Satellite – 5.74%
Megacable Holdings, S.A.B. de C.V.	1,621,151	6,960,403

Chemical Products – 1.54%
Mexichem, S.A.B. de C.V.	466,548	1,866,898

Construction and Infrastructure – 8.50%
Impulsora del Desarrollo y el Empleo en America Latina, S.A.B. de C.V. (a)	1,748,114	4,958,720
Promotora y Operadora de Infraestructura, S.A.B. de C.V. (a)	396,635	5,348,272
		10,306,992
Consumer Products – 1.14%
Kimberly-Clark de Mexico, S.A.B. de C.V.	542,703	1,379,746

Energy – 2.84%
Infraestructura Energetica Nova, S.A.B. de C.V.	609,180	3,437,582

Financial Groups – 10.43%
Banregio Grupo Financiero, S.A.B. de C.V.	616,593	3,496,670
Compartamos, S.A.B. de C.V.	767,000	1,546,184
Credito Real, S.A.B. de C.V.	556,850	1,261,548
Grupo Financiero Banorte, S.A.B. de C.V. – Class O	458,108	3,044,582
Grupo Financiero Interacciones, S.A.B. de C.V.	453,808	3,295,085
		12,644,069

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2014
Schedule of Investments (continued)

COMMON STOCKS (continued)	Shares	Value

Food Manufacturing – 7.82%
Gruma, S.A.B. de C.V.	337,204	$3,690,369
Grupo Lala, S.A.B. de C.V.	2,271,047	5,794,434
		9,484,803
Holding Companies – 7.17%
Alfa, S.A.B. de C.V. – Class A	1,955,868	5,345,349
Grupo Carso, S.A.B. de C.V.	592,918	3,352,094
		8,697,443
Hotels, Restaurants, and Recreation – 8.10%
Alsea, S.A.B. de C.V. – Class A	1,009,800	3,436,528
Grupe, S.A.B. de C.V. (a)	2,082,127	4,567,450
Grupo Sports World, S.A.B. de C.V. (a)	1,062,512	1,816,397
		9,820,375
Insurance Services – 3.71%
Qualitias Controladora, S.A.B. de C.V.	1,658,085	4,496,395

Mining – 4.59%
Grupo Mexico, S.A.B. de C.V. – Series B	1,567,704	5,569,974

Real Estate Services – 2.16%
Corporacion Inmobiliaria Vesta, S.A.B. de C.V.	1,207,940	2,620,554

Retail – 5.98%
Corporativo Fragua, S.A.B. de C.V.	47,287	894,232
El Puerto de Liverpool, S.A.B. de C.V.	283,412	3,154,835
Wal-Mart de Mexico, S.A.B. de C.V. – Class V	1,291,603	3,204,582
		7,253,649
Specialty Pharmaceuticals – 1.90%
Genomma Lab Internacional, S.A.B. de C.V. (a)	859,547	2,297,760

Telecommunication Services – 3.04%
America Movil, S.A.B. de C.V. – Class L	3,130,000	3,691,127
TOTAL COMMON STOCKS (Cost $90,368,847)		110,853,794

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2014
Schedule of Investments (continued)

CAPITAL DEVELOPMENT CERTIFICATES – 2.17%	Shares		Value
Atlas Discovery Trust II (b)	300,000		$2,631,578
TOTAL CAPITAL DEVELOPMENT CERTIFICATES (Cost $2,190,759)			2,631,578

ASSET BACKED SECURITIES – 0.35%
Nafin (Infonavit – Banamex)
3.460%, 10/21/2041	11,034		419,095
TOTAL ASSET BACKED SECURITIES (Cost $368,689)			419,095

MORTGAGE BACKED SECURITIES – 1.50%
Nafin (Infonavit)
4.950%, 03/22/2039	58,600		1,821,981
TOTAL MORTGAGE BACKED SECURITIES (Cost $1,755,106)			1,821,981

REAL ESTATE INVESTMENT TRUSTS – 3.52%
Fibra Uno Administracion, S.A. de C.V.	947,200		3,328,813
Prologis Property Mexico, S.A. de C.V.	446,666		932,863
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,915,480)			4,261,676

	Principal
SHORT-TERM INVESTMENTS -0.75%	Amount		Value
Mexican INAFIN
0.000% Coupon, 3.046% Effective Yield, 08/04/2014 (c)	4,833,987	*	365,567
Mexican INAFIN
0.000% Coupon, 3.046% Effective Yield, 08/06/2014 (c)	7,283,591	*	550,726
TOTAL SHORT-TERM INVESTMENTS (Cost $924,430)			916,293
TOTAL MEXICO (Cost $99,523,311)			120,904,417

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2014
Schedule of Investments (concluded)

UNITED STATES – 0.04%	Shares	Value

INVESTMENT COMPANIES – 0.04%
First American Treasury Obligation – Class A	54,251	$54,251
TOTAL INVESTMENT COMPANIES (Cost $54,251)		54,251
TOTAL INVESTMENTS (Cost $99,577,562) – 99.76%		120,958,668
Other Assets in Excess of Liabilities – 0.24%		290,054
TOTAL NET ASSETS – 100.00%		$121,248,722

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)
The Adviser has determined these securities to be illiquid. The total value of illiquid securities at July 31, 2014 was $2,631,578, comprising 2.17% of net assets, while the remainder of the Fund’s net assets 97.83% were liquid.

(c)	Effective Yield based on the purchase price. The calculation assumes the security is held to maturity.
*	Principal amount in Mexican Pesos.

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

(This Page Intentionally Left Blank.)

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2014
Statement of Assets & Liabilities

ASSETS:
Investments, at value (cost $99,577,562)	$120,958,668
Receivables for investments sold	907,598
Cash	86,571
Dividends and interest receivable	32,460
Foreign currency (Cost $1,533)	1,533
Other assets	6,671
Total Assets	121,993,501

LIABILITIES:
Payable for securities purchased	514,109
Advisory fees payable	119,781
Audit fees payable	32,040
Administration fees payable	25,397
Custody fees payable	11,085
Fund accounting fees payable	8,823
Legal fees payable	7,498
Director fees payable	6,743
NYSE fees payable	5,149
Transfer Agent fees and expenses payable	2,913
CCO fees payable	870
Accrued expenses and other liabilities	10,371
Total Liabilities	744,779
Net Assets	$121,248,722
Net Asset Value Per Preferred Share ($862,644 / 48,535)	$17.77
Net Asset Value Per Common Share ($120,386,078 / 6,773,293)	$17.77

NET ASSETS CONSIST OF:
Preferred stock, $0.001 par value; 48,535 shares outstanding,
7,155,083 shares held in treasury (1,855,128 shares authorized)	$49
Common stock, $0.001 par value; 6,773,293 shares outstanding,
769,101 shares held in treasury (98,144,872 shares authorized)	6,773
Paid-in capital	90,683,034
Accumulated net investment income	37,107
Accumulated net realized gain on investments and foreign currency	9,139,828
Net unrealized appreciation on investments and foreign currency	21,381,931
Net Assets	$121,248,722

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

For the Year Ended
Statement of Operations	July 31, 2014

INVESTMENT INCOME
Dividends(1)	$1,963,139
Interest	112,162
Total Investment Income	2,075,301

EXPENSES
Advisory fees (Note B)	$1,281,502
Directors’ fees and expenses (Note B)	170,585
Administration fees (Note B)	135,178
Legal fees	80,755
Custodian fees (Note B)	61,839
Fund accounting fees (Note B)	49,010
CCO fees and expenses (Note B)	44,945
Printing and mailing	38,631
Audit fees	31,817
NYSE fees	30,794
Insurance expense	27,106
Transfer agent fees and expenses (Note B)	15,966
Miscellaneous	33,485
Total expenses	2,001,613
NET INVESTMENT INCOME	73,688

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments and foreign currency transactions	9,709,423
Net change in unrealized appreciation on investments and foreign currency transactions	4,520,449
Net gain from investments and foreign currency transactions	14,229,872
Net increase in net assets resulting from operations	$14,303,560

(1)Net of $7,929 in dividend withholding tax.

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Statements of Changes in Net Assets
	For the	For the
	Year Ended	Year Ended
	July 31, 2014	July 31, 2013
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$73,688	$(525,708)
Net realized gain on investments and foreign currency transactions	9,709,423	15,734,390
Net change in unrealized appreciation in value
of investments and foreign currency transactions	4,520,449	11,083,844
Net increase in net assets resulting from operations	14,303,560	26,292,526

Distributions to Shareholders from:
Net realized gains
Common stock	(12,978,531)	(1,158,013)
Preferred stock	(104,270)	(10,951)
Decrease in net assets from distributions	(13,082,801)	(1,168,964)

Capital Share Transactions:
Issuance of common stock for dividend	9,812,101	—
Repurchase of common stock (Note D)	—	(2,671,807)
Decrease in net assets from capital share transactions	9,812,101	(2,671,807)

Total increase in net assets	11,032,860	22,451,755

Net Assets:
Beginning of year	110,215,862	87,764,107
End of year*	$121,248,722	$110,215,862
* Including accumulated net investment income of	$37,107	$—

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights
For a Common Share Outstanding Throughout Each Year

	For the Year Ended July 31,
	2014		2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$17.91		$13.78	$13.26	$10.48	$7.37
Net investment income (loss)	0.01		(0.09)	(0.05)	(0.03)	(0.01)
Net realized and unrealized gains on
investments and foreign currency transactions	2.10		4.35	0.48	2.75	3.00
Net increase from investment operations	2.11		4.26	0.43	2.72	2.99

Less: Distributions
Dividends from net investment income	—		—	—	(0.02)	—
Distributions from net realized gains	(2.13)		(0.19)	—	—	—
Total dividends and distributions	(2.13)		(0.19)	—	(0.02)	—

Capital Share Transactions
Anti-dilutive effect of
Common Share Repurchase Program	(0.00	)(3)	0.06	0.09	0.08	0.12
Dilutive effect of Preferred In-Kind Tender Offer	—		—	—	—	(0.00	)(3)
Dilutive effect of Reinvestment of
Distributions to the Fund’s Stockholders	(0.12)		—	—	—	—
Total capital share transactions	(0.12)		0.06	0.09	0.08	0.12

Net Asset Value, end of year	$17.77		$17.91	$13.78	$13.26	$10.48

Per share market value, end of year	$16.08		$15.84	$12.11	$11.64	$9.25
Total Investment Return Based on
Market Value, end of year(1)	15.93%		32.55%	4.04%	26.09%	52.14%

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights (continued)
For a Common Share Outstanding Throughout Each Year

	For the Year Ended July 31,
	2014	2013	2012	2011	2010
Ratios/Supplemental Data
Net assets, end of year (000’s)	$120,386	$109,337	$86,970	$89,184	$74,609
Ratios of expenses to average net assets	1.79%	1.62%	1.57%	1.51%	1.68%
Ratios of net investment income (loss)
to average net assets	0.07%	(0.52)%	(0.42)%	(0.20)%	(0.02)%
Portfolio turnover rate(2)	134.98%	179.10%	277.48%	253.20%	365.58%

(1)
Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported.  Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at the closing market price on the dividend ex-date.  Total investment does not reflect brokerage commissions.

(2)	Calculated on the basis of the Fund as a whole without distinguishing between shares issued.
(3)	Less than 0.5 cents per share.

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights
For a Preferred Share Outstanding Throughout the Year

	For the Year Ended July 31,
	2014		2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$17.91		$13.78	$13.26	$10.48	$7.37
Net investment income	0.01		(0.09)	(0.05)	(0.03)	(0.01)
Net realized and unrealized gains on
investments and foreign currency transactions	2.10		4.35	0.48	2.75	3.00
Net increase from investment operations	2.11		4.26	0.43	2.72	2.99

Less: Distributions
Dividends from net investment income	—		—	—	(0.02)	—
Distributions from net realized gains	(2.13)		(0.19)	—	—	—
Total dividends and distributions	(2.13)		(0.19)	—	(0.02)	—

Capital Share Transactions
Anti-dilutive effect of
Common Share Repurchase Program	(0.00	)(3)	0.06	0.09	0.08	0.12
Dilutive effect of Preferred In-Kind Tender Offer	—		—	—	—	(0.00	)(3)
Dilutive effect of Reinvestment of
Distributions to the Fund’s Stockholders	(0.12)		—	—	—	—
Total capital share transactions	(0.12)		0.06	0.09	0.08	0.12

Net Asset Value, end of year	$17.77		$17.91	$13.78	$13.26	$10.48

Per share market value, end of year(4)	$16.10		$14.50	$16.03	$11.93	$9.17
Total Investment Return Based on
Market Value, end of year(1)(4)	26.38%		(8.34)%	34.37%	30.36%	33.87%

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights (continued)
For a Preferred Share Outstanding Throughout Each Year

	For the Year Ended July 31,
	2014	2013	2012	2011	2010
Ratios/Supplemental Data
Net assets, end of year (000’s)	$863	$878	$794	$764	$739
Ratios of expenses to average net assets	1.79%	1.62%	1.57%	1.51%	1.68%
Ratios of net investment income (loss)
to average net assets	0.07%	(0.52)%	(0.42)%	(0.20)%	(0.02)%
Portfolio turnover rate(2)	134.98%	179.10%	277.48%	253.20%	365.58%

(1)
Total investment return is calculated assuming a purchase of preferred stock at the current market price on the first day and a sale at the current market price on the last day of each year reported.  Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at the closing market price on the dividend ex-date.  Total investment does not reflect brokerage commissions.

(2)	Calculated on the basis of the Fund as a whole without distinguishing between shares issued.
(3)	Less than 0.5 cents per share.
(4)	Based on the mean of the bid and ask.

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2014
Notes to Financial Statements

NOTE A:  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Mexico Equity and Income Fund, Inc. (the “Fund”) was incorporated in Maryland on May 24, 1990, and commenced operations on August 21, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination of net asset value, or, if no sales price is available at that time, at the closing price last quoted for the securities. If there are no such closing prices, the value shall be the most recent bid quotation as of the valuation time. If there is no such bid quotation, the security shall be valued at the most recent asked quotation at the valuation time. Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost if their term to maturity from the date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase when acquired by the Fund was more than 60 days. Other assets and securities for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Directors. These methods include, but are not limited to, the fundamental analytical data relating to the investment; the nature and duration of restrictions in the market in which they are traded (including the time needed to dispose of the security, methods of soliciting offers and mechanics of transfer); the evaluation of the forces which influence the market in which these securities may be purchased or sold, including the economic outlook and the condition of the industry in which the issuer participates. The Fund has a Valuation Committee comprised of independent directors which oversees the valuation of portfolio securities.

Investment Transactions and Investment Income. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, including the accretion of discount and amortization of premium on investments, is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or, using reasonable diligence, when known to the Fund. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income. There was no allowance for uncollectible amounts at July 31, 2014.

Tax Status. No provision is made for U.S. Federal income or excise taxes as it is the Fund’s intention to continue to qualify as a regulated investment company and to make the requisite distributions to its

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2014
Notes to Financial Statements (continued)

shareholders that will be sufficient to relieve it from all or substantially all U.S. Federal income and excise taxes.

The Fund is subject to the following withholding taxes on income from Mexican sources:

Dividends distributed by Mexican companies are subject to withholding tax at an effective rate of 0.00%.

Interest income on debt issued by the Mexican federal government is generally not subject to withholding. Withholding tax on interest from other debt obligations such as publicly traded bonds and loans by banks or insurance companies is at a rate of 4.9% under the tax treaty between Mexico and the United States.

Gains realized from the sale or disposition of debt securities may be subject to a 4.9% withholding tax. Gains realized by the Fund from the sale or disposition of equity securities that are listed and traded on the Mexican Stock Exchange (“MSE”) are exempt from Mexican withholding tax if sold through the stock exchange. Gains realized on transactions outside of the MSE may be subject to withholding at a rate of 25% (20% rate prior to January 1, 2002) of the value of the shares sold or, upon the election of the Fund, at 35% (40% rate prior to January 1, 2002) of the gain. If the Fund has owned less than 25% of the outstanding stock of the issuer of the equity securities within the 12 month period preceding the disposition, then such disposition will not be subject to capital gains taxes as provided for in the treaty to avoid double taxation between Mexico and the United States.

Summary of Fair Value Exposure at July 31, 2014. The Fund follows the FASB ASC Topic 820 hierarchy, under which various inputs are used in determining the value of the Fund’s investments.

The basis of the hierarchy is dependent upon various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2014
Notes to Financial Statements (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of July 31, 2014:

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2014
Notes to Financial Statements (continued)

	Level 1*	Level 2*	Level 3	Total
Equity
Airports	$5,855,890	$—	$—	$5,855,890
Beverages	7,443,302	—	—	7,443,302
Building Materials	7,026,832	—	—	7,026,832
Cable & Satellite	6,960,403	—	—	6,960,403
Capital Development Certificates	—	—	2,631,578	2,631,578
Chemical Products	1,866,898	—	—	1,866,898
Construction and Infrastructure	10,306,992	—	—	10,306,992
Consumer Products	1,379,746	—	—	1,379,746
Energy	3,437,582	—	—	3,437,582
Financial Groups	12,644,069	—	—	12,644,069
Food Manufacturing	9,484,803	—	—	9,484,803
Holding Companies	8,697,443	—	—	8,697,443
Hotels, Restaurants, and Recreation	9,820,375	—	—	9,820,375
Insurance Services	4,496,395	—	—	4,496,395
Mining	5,569,974	—	—	5,569,974
Real Estate Services	2,620,554	—	—	2,620,554
Retail	7,253,649	—	—	7,253,649
Specialty Pharmaceuticals	2,297,760	—	—	2,297,760
Telecommunication Services	3,691,127	—	—	3,691,127
Total Equity	110,853,794	—	2,631,578	113,485,372
Real Estate Investment Trusts	$4,261,676	$—	$—	$4,261,676
Asset Backed Securities	$—	$419,095	$—	$419,095
Mortgage Backed Securities	$—	$1,821,981	$—	$1,821,981
Short-Term Investments	$54,251	$916,293	$—	$970,544
Total Investment in Securities	$115,169,721	$3,157,369	$2,631,578	$120,958,668

*	There were no significant transfers between levels 1 and 2 during the period. Transfers between levels are recognized at the end of the reporting period.

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2014
Notes to Financial Statements (continued)

Description	Investments in Securities
Balance as of July 31, 2013	$2,171,017
Acquisition/Purchase	—
Sales	—
Realized gain	—
Change in unrealized appreciation (depreciation)(1)	460,561
Balance as of July 31, 2014	$2,631,578

(1)	Included in the net unrealized appreciation on investments and foreign currency on the Statement of Assets & Liabilities.

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of July 31, 2014:

Impact to
Valuation from
	Fair Value	Valuation	Unobservable	an increase in
	July 31, 2014	Methodologies	Input(1)	Input(2)
Capital Development Certificates	$2,631,578	Market	Liquidity	Decrease
		Comparables/	Discount
Sum of the Parts
Valuation

(1)
In determining certain of these inputs, management evaluates a variety of factors including economic conditions, foreign exchange rates, industry and market developments, market valuations of comparable companies and company specific developments.

(2)
This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision is required. Accounting principles generally accepted in the United States of America require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. The Adviser has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2011-2013), or expected to be taken in the Fund’s 2014 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, New York

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2014
Notes to Financial Statements (continued)

State and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Reclassification of Capital Accounts. Accounting Principles generally accepted in the United States of America require certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The permanent differences are primarily attributed to foreign currency gain reclassifications. For the year ended July 31, 2014, the Fund decreased undistributed net investment income by $36,581, and increased accumulated realized gain by $36,581.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)	market value of investment securities, assets and liabilities at the current Mexican peso exchange rate on the valuation date, and
(ii)
purchases and sales of investment securities, income and expenses at the Mexican peso exchange rate prevailing on the respective dates of such transactions. Fluctuations in foreign currency rates, however, when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

The Fund reports realized foreign exchange gains and losses on all other foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for Federal income tax purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in the foreign exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability.

Distribution of Income and Gains. The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income, including foreign currency gains. The Fund also intends to distribute annually any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers), except in circumstances where the Directors of the Fund determine that the decrease in the size of the Fund’s assets resulting from the distribution of the gains would generally not be in the interest of the Fund’s shareholders. An additional distribution may be made to the extent necessary to avoid payment of a 4% U.S. Federal excise tax.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2014
Notes to Financial Statements (continued)

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with U.S. Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions from additional paid-in capital.

Distributions to Shareholders. The tax character of distributions paid to shareholders during the periods ended July 31, 2014 and July 31, 2013 were as follows:

Distributions paid from:	7/31/14	7/31/13
Ordinary Income	$10,150,547	$246,098
Long-Term Capital Gain	2,932,254	922,866
Total	$13,082,801	$1,168,964

As of July 31, 2014, the components of distributable earnings on a tax basis were as follows:

Cost of Investments for tax purposes(a)	$100,537,967
Gross tax unrealized appreciation on investments	22,318,993
Gross tax unrealized depreciation on investments	(1,898,292)
Net tax unrealized appreciation on investments	20,420,701
Undistributed ordinary income	1,343,411
Undistributed long-term capital gains	8,793,929
Total distributable earnings	10,137,340
Other accumulated gains(losses)	$825
Total accumulated earnings(losses)	$30,558,866

(a)
Represents cost for federal income tax purposes. Differences between the Fund’s cost basis of investments at July 31, 2014, for book and tax purposes, relates primarily to the deferral of losses related to wash sales.

NOTE B:  MANAGEMENT, INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Pichardo Asset Management, S.A. de C.V. serves as the Fund’s Investment Adviser (the “Investment Adviser”) under the terms of the Investment Advisory Agreement (the “Advisory Agreement”) effective July 1, 2003. Pursuant to the Advisory Agreement, the Investment Adviser makes investment decisions for the Fund and supervises the acquisition and disposition of securities by the Fund. For its services, the

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2014
Notes to Financial Statements (continued)

Investment Adviser is paid a base fee, accrued daily at the annual rate of 1.00%, subject to a performance fee adjustment which increases or decreases the fee depending upon how well the Fund has performed relative to the MSCI Mexico Index (the “Index”) 12 month rolling average. The fee adjustment will be calculated using a monthly adjustment rate that is based upon the Fund’s relative performance to the Index. The performance adjustment rate will be positive (resulting in an upward fee adjustment) for each percentage point, or portion thereof, that the investment performance of the Fund exceeds the investment performance of the Index for the performance period multiplied by three (3) and will be negative (resulting in a downward fee adjustment) for each percentage point, or portion thereof, that the investment performance of the Index exceeds the investment performance of the Fund for the performance period multiplied by three (3).  Determinations of the performance adjustment rate (positive or negative) will be made in increments of 0.01% of differential performance.  As an example, if the Fund’s performance for the preceding 12 months exceeds the performance of the Index by 1.00%, the performance adjustment rate would be 3 x 0.01, which would result in a monthly fee equal to an annual rate of 1.03%. The performance adjustment rate will be limited to a 0.15% fee adjustment, positive or negative.

For the year ended July 31, 2014 the Fund’s investment performance ranged from 5.6% to 23.4% above the investment performance of the Index.  Accordingly, for the year ended July 31, 2014 the net investment advisor fee consisted of the base fee of $1,118,980 and an upward performance fee adjustment of $162,522.

Effective January 1, 2013, the Fund pays each of its directors who is not a director, officer or employee of the Investment Adviser, the Administrator or any affiliate thereof an annual fee of $30,000, paid pro rata, quarterly plus a fee of $500 for each meeting held telephonically. As additional annual compensation, the Chairman of the Fund will receive $5,000, the Audit Committee Chairman and Valuation Committee Chairman will receive $3,000, and the Nomination Committee Chairman will receive $2,000. For serving the Fund as Chief Compliance Officer, in addition to the aforementioned Directors’ fees, Mr. Hellerman receives annual compensation in the amount of $40,000. In addition, the Fund reimburses the directors and Chief Compliance Officer (“CCO”) for travel and out-of-pocket expenses incurred in connection with Board of Directors’ meetings and CCO due diligence requirements.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator and, in that capacity, performs various administrative services for the Fund. USBFS also serves as the Fund’s Fund Accountant (the “Fund Accountant”) and Transfer Agent. U.S. Bank, N.A. serves as the Fund’s custodian (the “Custodian”). The Custodian is an affiliate of the Administrator. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the directors; monitors the activities of the Fund’s Custodian and Fund Accountant; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2014
Notes to Financial Statements (continued)

For the year ended July 31, 2014, the Fund incurred Administra tion fees of $135,178; Fund Accounting fees and expenses of $49,010, Transfer Agent fees and expenses of $15,966 and Custody fees of $61,839.

At July 31, 2014, fees of $25,397, $8,823, $2,913 and $11,085 were owed for Fund Administration, Accounting, Transfer Agency, and Custody fees, respectively.

NOTE C:  PORTFOLIO ACTIVITY

Purchases and sales of securities other than short-term obligations, aggregated $149,134,533 and $151,944,480 respectively, for the year ended July 31, 2014.

At July 31, 2014 approximately 99.7% of the Fund’s net assets were invested in Mexican securities. The Mexican securities markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of securities by the Fund may be limited.

NOTE D:  CAPITAL STOCK

During the year ended July 31, 2014, there were no shares of stock repurchased under the guidelines set forth in the Fund’s stock repurchase program.

During the year ended July 31, 2013, the Fund purchased 215,118 shares of capital stock in the open market at a cost of $2,671,807. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 12.82%.

During the year ended July 31, 2014, the Fund continued to offer to convert any outstanding preferred shares to common shares on a one-for-one basis. As a result of this conversion offer, 500 preferred shares participated in the offer and were converted to common shares.

During the year ended July 31, 2013, the Fund offered to convert any outstanding preferred shares to common shares on a one-for-one basis.  As a result of this conversion offer, 8,604 preferred shares participated in the offer and were converted to common shares.

On December 5, 2013, the Board of Directors declared a stock dividend of $2.12644 per share. This dividend was paid in shares of common stock of the Fund, or in cash by specific election of the stockholders. The Fund issued 669,385 shares of common stock to stockholders that did not elect the cash option, which amounted to $9,812,101.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common and preferred stock in the open market.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2014
Notes to Financial Statements (concluded)

NOTE E:  PREFERRED STOCK

Shares of the Preferred Stock have identical rights, voting powers, restrictions, and qualifications of the common stock of the Fund except for conversion preference features and the ability to elect two directors.

Subsequent events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date the financial statements were available to be issued.  The Fund has determined that there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

Note to preferred shareholders.  The New York Stock Exchange (“NYSE”) announced March 21, 2013 that the staff of NYSE Regulation, Inc. has determined that the Preferred Stock is no longer suitable for listing because it does not meet the minimum continued listing distribution requirement of 100,000 publicly held shares outstanding as set forth in Section 802.01 of the NYSE Listed Company Manual.  Trading on the NYSE in the Fund’s Preferred Stock was suspended prior to the opening of trading on March 22, 2013. The Preferred Stock is now trading on OTC-Other under MXEIP.

THE MEXICO EQUITY AND INCOME FUND, INC.

Report Of Independent Registered Public
Accounting Firm

To the Shareholders and Board of Directors
The Mexico Equity and Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Mexico Equity and Income Fund, Inc. (the “Fund”) as of July 31, 2014 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Mexico Equity and Income Fund, Inc. as of July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended,  in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
September 26, 2014

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2014
Additional Information	(Unaudited)

BOARD CONSIDERATION OF THE CONTINUATION OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

In March 2014, the Board of Directors of The Mexico Equity and Income Fund, Inc., (the “Fund”), including the Independent Directors, unanimously approved the renewal of the Fund’s Investment Advisory Agreement (the “Agreement”) with the Adviser for an additional one-year term.  The information, material facts and conclusions that formed the basis for the Board’s approval are described below.

INFORMATION REVIEWED

During the course of the year, Board members review a wide variety of materials relating to the nature, extent and quality of the services provided to the Fund by the Adviser, including reports on the Fund’s investment results, portfolio composition, investment strategy, economic outlook, valuation, and other matters.  In addition, in connection with its annual review of the Agreement, independent counsel on behalf of the Board requested and the Board reviewed information that included materials regarding the Fund’s investment results, advisory fee and expense comparisons, financial and profitability information regarding the Adviser, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the Fund.  In connection with its review, the Board received assistance and advice in the form of a written memorandum regarding legal and industry standards with respect to the renewal of an investment advisory agreement from counsel to the Fund.  The Independent Directors discussed the approval of the Agreement with representatives of the Adviser and during an executive session with counsel at which no representatives of the Adviser were present.  In deciding to recommend approval of the Agreement, the Board and the Independent Directors did not identify any single or particular piece of information that, in isolation, was the controlling factor.  This summary describes the most important, but not all, of the factors considered by the Board and the Independent Directors.

1.  NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Directors considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time devoted to the Fund’s affairs by the Adviser’s staff.  The Directors considered the Adviser’s specific responsibilities in all aspects of daily management of the Fund, as well as the qualifications, experience and responsibilities of Maria Eugenia Pichardo, the Fund’s portfolio manager, and other key personnel at the Adviser involved in the daily activities of the Fund.  The Directors reviewed the structure of the Adviser’s compliance program and its continuing commitment to a culture of compliance.  The Directors discussed in detail the Adviser’s performance and compliance oversight, including the reports of the Fund’s chief compliance officer to the Directors on the effectiveness of the Adviser’s compliance program.  The Directors noted that the Adviser exhibited a high level of diligence and attention to detail in carrying out its responsibilities under the Agreement.  The Adviser was very

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2014
Additional Information (continued)	(Unaudited)

responsive to the requests of the Board and had consistently kept the Board apprised of developments related to the Fund and the industry in general.  The Directors concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.  INVESTMENT PERFORMANCE OF THE FUND

The Independent Directors discussed the performance of the Fund for the one, three, five and ten year periods ended January 31, 2014.  In assessing the quality of the portfolio management services delivered by the Adviser, the Independent Directors also compared the short and long-term performance of the Fund on both an absolute basis and in comparison to a peer group of 27 closed end international funds constructed by data provided by Morningstar, Inc. (the “Morningstar Peer Group”).  The Independent Directors further noted that the one year return for the Fund ranked twelfth amongst its peer group while the Fund ranked fourth, second and first for the three, five and ten year periods, respectively.

3.  COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Directors considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  In addition, the Independent Directors reviewed information comparing the Fund’s contractual advisory fees with the Morningstar Peer Group.  The Directors noted that the Fund’s contractual management base fee of 1.00% fell within the third quartile and ranked slightly above the Morningstar Peer Group average of 0.98%, which fell within the second quartile.  The Directors also considered that the Fund’s management fee is subject to a performance fee adjustment that increases or decreases the fee depending on how well the Fund has performed relative to the MSCI Mexico Index.  The Board then discussed the operation of the performance fee adjustment and the impact on fees and expenses based on various performance results.  The Directors then noted that Fund’s current expense ratio of 1.62% was reasonable when compared to funds with similar asset size and complexity.  The Directors also considered the overall profitability of the Adviser, after reviewing the Adviser’s financial information.  The Directors examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement, as well as the Fund’s brokerage arrangements, noting that the Adviser makes no effort to seek soft dollar arrangements.  These considerations were based on materials requested by the Directors and the Fund’s administrator specifically for the March 2014 meeting at which the Agreement was formally considered, as well as the presentations made by the Adviser over the course of the year.

The Directors concluded that the Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Directors further concluded that the Adviser’s profit from advising the Fund had not been, and currently

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2014
Additional Information (continued)	(Unaudited)

was not, excessive and that the Adviser had maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business.

4.  EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Directors considered the extent to which economies of scale were or should be reflected in the Fund’s advisory fee, and concluded that in view of the Fund’s investment results, the Fund’s reasonable level of total expenses and overall size of the net assets in the Fund that the investment advisory fees were reasonable and that there were no economies of scale available at this time that should be passed along to the Fund.

5.  BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Directors considered both direct and indirect benefits that could be realized by the Adviser from its association with the Fund.  The Directors examined the brokerage and commissions of the Adviser with respect to the Fund, noting that the Adviser receives no soft dollar benefits from its relationship with the Fund and has no affiliated entities that provide services to the Fund.  The Directors concluded that any such benefits were difficult to quantify and likely not significant.

CONCLUSIONS

Based on their review, including consideration of each of the factors referred to above, the Board and the Independent Directors concluded that the terms of the Agreement are fair and reasonable to the Fund and its stockholders, that the Fund’s stockholders receive reasonable value in return for the advisory fees paid to the Adviser by the Fund and that renewal of the Agreement was in the best interests of the Fund and its stockholders.

NOTE 1:  INFORMATION ABOUT PROXY VOTING

Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-877-785-0376 and the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

NOTE 2:  AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing will be available, upon request, by calling 1-877-785-0376. Furthermore, you will be able to obtain a copy of the filing on the SEC’s website at http://www.sec.gov beginning with the filing for the period ended October 31, 2004. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2014
Additional Information (concluded)	(Unaudited)

NOTE 3:  INFORMATION ABOUT CERTIFICATIONS

In December 2013, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principal executive officer certified that she was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in the filing with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

NOTE 4:  INFORMATION ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the most recent Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio manager’s data, forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION APPLICABLE TO FOREIGN SHAREHOLDERS ONLY

The percent of ordinary income distributions designated as interest related dividends for the fiscal year ended July 31, 2014 was 0.41%. (unaudited)

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) was 100%. (unaudited)

The Fund designates 9.95% of dividends declared for the fiscal year July 31, 2014 from net investment income as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003. (unaudited)

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2014
Dividends and Distributions	(Unaudited)

DIVIDEND REINVESTMENT PLAN

The Fund intends to distribute to shareholders substantially all of its net investment company taxable income at least annually. Investment company taxable income, as defined in section 852 of the Internal Revenue Service Code of 1986, includes all of the Fund’s taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other required adjustments. The Fund also expects to distribute annually substantially all of its net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers), except in circumstances where the Fund realizes very large capital gains and where the Directors of the Fund determine that the decrease in the size of the Fund’s assets resulting from the distribution of the gains would not be in the interest of the Fund’s shareholders generally.

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), each shareholder will be deemed to have elected, unless the Plan Agent (as defined below) is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent, as the Plan Agent (the “Plan Agent”). Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in U.S. dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for The Mexico Equity and Income Fund, Inc., c/o U.S. Bancorp Fund Services, ATTN: Ms. Casey Sauer, 615 East Michigan Street, Milwaukee, WI 53202. Dividends and distributions with respect to shares of the Fund’s Common Stock and Preferred Stock registered in the name of a broker-dealer or other nominee (i.e., in “street name”) will be reinvested under the Plan unless the service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund’s Common Stock and Preferred Stock registered in street name should contact the broker or nominee for details.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s Common Stock, Preferred Stock, or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock or Preferred Stock, respectively, to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; or, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price.

If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of Common Stock or Preferred Stock from the Fund valued at

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2014
Dividends and Distributions (concluded)	(Unaudited)

market price. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertified form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either Common Stock, Preferred Stock or cash. The Plan Agent’s fees for the handling or reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions payable in cash.

Brokerage charges for purchasing small amounts of Common Stock and Preferred Stock for individual accounts through the Plan are expected to be less than usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commissions thus attainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made.

The receipt of dividends and distributions in Common Stock or Preferred Stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to participants at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, or rules or policies of a regulatory authority) only upon at least 30 days’ written notice to participants. All correspondence concerning the Plan should be directed to the Plan Agent at the address above.

THE MEXICO EQUITY AND INCOME FUND, INC.

Results of Annual	July 31, 2014
Stockholders Meeting	(Unaudited)

The Fund’s Annual Stockholders meeting was held on December 18, 2013, at the offices of U.S. Bancorp Fund Services, 777 E. Wisconsin Avenue, Milwaukee, WI 53202. As of October 28, 2013, the record date, outstanding shares of common and preferred stock were 6,103,406 and 49,035 respectively. Holders of 5,417,211 shares of the Fund were present at the meeting either in person or by proxy. These holders, as being holders of a majority of the outstanding shares of the Fund, constituted a quorum. The stockholders voted on two proposals. The stockholders elected two Directors to the Board of Directors by each share class. The following table provides information concerning the matters voted on at the meeting:

I. (A)	Election of Directors – Common and Preferred
		Votes For	Votes Against
	Gerald Hellerman	5,129,942	240,420

I. (B)	Election of Directors – Preferred
		Votes For	Votes Against
	Glenn Goodstein	29,117	17,733

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2014
Privacy Policy	(Unaudited)

FACTS	WHAT DOES THE MEXICO EQUITY AND INCOME FUND, INC. (THE “FUND”), AND SERVICE PROVIDERS TO THE FUND, ON THE FUND’S BEHALF, DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we, and our service providers, on our behalf, collect and share depends on the product or service you have with us. This information can include:
	•	Social Security number
	•	account balances
	•	account transactions
	•	transaction history
	•	wire transfer instructions
	•	checking account information
When you are no longer our customer, we continue to share your information as described in this notice.
How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund, and our service providers, on our behalf, choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (877) 785-0376

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2014
Privacy Policy (concluded)	(Unaudited)

What we do
Who is providing this notice?	The Mexico Equity and Income Fund, Inc. (the “Fund”)
How does the Fund, and the	To protect your personal information from unauthorized access and use,
Fund’s service providers, on the	we and our service providers use security measures that comply with
Fund’s behalf, protect my	federal law. These measures include computer safeguards and secured
personal information?	files and buildings.
How does the Fund, and the	We collect your personal information, for example, when you:
Fund’s service providers, on	• open an account
the Fund’s behalf, collect my	• provide account information
personal information?	• give us your contact information
• make a wire transfer
We also collect your information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• None
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• The Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• The Fund does not jointly market.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2014
Management of the Fund	(Unaudited)

Board of Directors. The management and affairs of the Fund are supervised by the Board of Directors. The Board consists of six individuals, five of whom are not “interested persons” of the Fund as the term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Directors are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Maryland in this regard. The Board establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund. The Directors and Interested Officers of the Fund are listed below with their addresses, present position(s) with the Fund, length of time served, principal occupations over at least the last five years, and any other Directorships held. Please note that the Fund is not part of a fund complex.

Term of
	Year	Position(s)	Office/Length	Principal Occupation	Other Directorships
Name and Address	Born	with the Fund	of Time Served	During the Past Five Years	Held by Director

Gerald Hellerman	1937	Director, Chief	Since	Managing Director,	Director, Imperial
615 E. Michigan Street		Compliance	2010 / 13 years	Hellerman Associates	Holdings, Inc.;
Milwaukee, WI 53202		Officer		since 1993, which has	Director, Ironsides
				terminated activities as of	Partners Opportunity
				December 31, 2013.	Offshore Fund Ltd.;
Director, MVC
Capital, Inc.;
Director, Special
Opportunities
Fund, Inc.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2014
Management of the Fund (continued)	(Unaudited)

Term of
	Year	Position(s)	Office/Length	Principal Occupation	Other Directorships
Name and Address	Born	with the Fund	of Time Served	During the Past Five Years	Held by Director

Phillip Goldstein	1945	Chairman	Since	Since its inception in 2009,	Chairman, Imperial
Park 80 West, Plaza Two,			2011 / 14 years	Mr. Goldstein has been a	Holdings, Inc.;
250 Pehle Avenue,				member of Bulldog Investors,	Director, MVC
Suite 708				LLC, the investment advisor	Capital, Inc.;
Saddle Brook, NJ 07663				of Special Opportunities	Chairman, Special
				Fund, Inc. and the Bulldog	Opportunities Fund,
				Investors group of funds.	Inc.
He also is a member of
Kimball & Winthrop, LLC,
the managing general partner
of Bulldog Investors
Generalrship, since 2012.
From 1992-2012, Mr.
Goldstein was a member of
the general partners of several
private funds in the Bulldog
Investors group of funds
and in 2012 became a
member of Bulldog
Holdings, LLC which
became the sole owner of
such general partners.

Glenn Goodstein	1963	Director	Since	Registered Investment	None
5650 El Camino Real,			2010 / 13 years	Advisor; held numerous
Suite 155				executive positions with
Carlsbad, CA 92008				Automatic Data Processing
until 1996.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2014
Management of the Fund (continued)	(Unaudited)

Term of
	Year	Position(s)	Office/Length	Principal Occupation	Other Directorships
Name and Address	Born	with the Fund	of Time Served	During the Past Five Years	Held by Director

Rajeev Das	1968	Director	Since	Since 2004, Mr. Das has	None
68 Lafayette Avenue			2012 / 13 years	been a Principal of the
Dumont, NJ 07628				entities serving as the general
partner of the private
investment partnerships in
the Bulldog Investors group
of investment funds. Head
Trader of Bulldog Investors,
LLC, the investment
advisor to the Special
Opportunities Fund, Inc.,
since its inception in
2009. Treasurer of
Special Opportunities Fund,
Inc. since 2009.

Andrew Dakos	1966	Director	Since	Since its inception in 2009,	Director, Imperial
Park 80 West, Plaza Two			2012 / 13 years	Mr. Dakos has been a	Holdings, Inc.;
250 Pehle Avenue,				member of Bulldog Investors,	Director, Special
Suite 708				LLC, the investment advisor	Opportunities
Saddle Brook, NJ 07663				of Special Opportunities	Fund, Inc.
Fund, Inc. and the Bulldog
Investors group of funds.
He also is a member of
Kimball & Winthrop, LLC,
the managing general partner
of Bulldog Investors General
Partnership, since 2012.
From 1992-2012, Mr. Dakos
was a member of the general
partners of several private
funds in the Bulldog Investors
group of funds and in 2012
became a member of Bulldog
Holdings, LLC which became
the sole owner of such general
partners. Chief Compliance
Officer of Bulldog Investors,
LLC from 2009-2012.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2014
Management of the Fund (concluded)	(Unaudited)

Term of
	Year	Position(s)	Office/Length	Principal Occupation	Other Directorships
Name and Address	Born	with the Fund	of Time Served	During the Past Five Years	Held by Director
Maria Eugenia Pichardo	1950	Interested	Since	Portfolio Manager of the	None
Paseo de Tamarindos 45-201		Director,	2011 / 4 years	Fund since the Fund’s
Bosques de las Lomas		Officer,		Inception; President and
Mexico DF 05120		President	Indefinite / 10 years	General Partner, Pichardo
Asset Management, S.A. de
C.V. since 2003; Managing
Director, Acciones y Valores
de Mexico, S.A. de C.V.
from 1979 to 2002.

Luis Calzada	1965	Secretary	Indefinite / 3 years	Administrative and	None
Paseo de Tamarindos 45-201				Compliance Director,
Bosques de las Lomas				Pichardo Asset
Mexico DF 05120				Management S.A. de C.V.

Marco Ramirez	1986	Chief	Since 2014	Operations and	None
Paseo de Tamarindos 45-201		Financial		Compliance Officer,
Bosques de las Lomas		Officer		Pichardo Asset
Mexico DF 05120				Management, S.A. de C.V.

THE MEXICO EQUITY
AND INCOME FUND, INC.

Investment Adviser:
Pichardo Asset Management, S.A. de C.V.
Paseo de Tamarindos 45-201
Bosques de las Lomas
Delegación Cuajimalpa
Mexico DF 05120

Independent Registered Public
Accounting Firm:
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Transfer Agent and Registrar,
Fund Administrator
and Fund Accountant:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian:
U.S. Bank, N.A.
Custody Operations
1555 Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Board of Directors:
Andrew Dakos
Rajeev Das
Phillip Goldstein
Glenn Goodstein
Gerald Hellerman
Eugenia Pichardo

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-414-765-4255.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Rajeev Das is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  “Other services” were not provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 7/31/2014	FYE 7/31/2013
Audit Fees	$28,800	$28,000
Audit-Related Fees	$0	$0
Tax Fees	$3,200	$3,200
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 7/31/2014	FYE 7/31/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 7/31/2014	FYE 7/31/2013
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

The standing audit committee is comprised of Mr. Andrew Dakos, Mr. Phillip Goldstein, Mr. Glenn Goodstein and Mr. Rajeev Das.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING POLICIES AND GUIDELINES

The Proxy Voting Policies and Guidelines contained in this document summarize The Mexico Equity and Income Fund, Inc.’s (the “Fund”) positions on various issues of concern to the Fund’s shareholders.  These Guidelines give general indication as to how the Fund’s Advisor will vote Fund shares on each issue listed.  However, this listing does not address all potential voting issues or the intricacies that may surround individual proxy votes.  For that reason there may be instances in which votes may vary from the guidelines presented here.  The Fund endeavors to vote Fund shares in accordance with the Fund’s investment objectives and strategies.

I.               CORPORATE GOVERNANCE

A.             Board and Governance Issues

1.      Board of Director/Trustee Composition

The Board of Directors is responsible for the overall governance of the corporation.

The Fund advisor will oppose slates without at least a majority of independent directors (1/3 of directors who are outsiders to the corporation).

The Fund advisor will vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

2.      Increase Authorized Common Stock

The Fund advisor will generally support the authorization of additional common stock necessary to facilitate a stock split.

The Fund advisor will generally support the authorization of additional common stock, if the company already has a large amount of stock authorized but not issued or reserved for its stock option plans.  In this latter instance, there is a concern that the authorized but unissued shares will be used as a poison pill or other takeover defense, which will be opposed.  In addition, we will require the company to provide a specific purpose for any request to increase shares by more than 100 percent of the current authorization.

3.      Blank Check Preferred Stock

Blank check preferred is stock with a fixed dividend and a preferential claim on company assets relative to common shares.  The terms of the stock (voting dividend and conversion rights) are set by the Board at a future date without further shareholder action.  While such an issue can in theory have legitimate corporate purposes, most often it has been used as a takeover defense since the stock has terms that make the entire company less attractive.

The Fund advisor will generally oppose the creation of blank check preferred stock.

4.      Classified or “Staggered” Board

On a classified (or staggered) board, directors are divided into separate classes (usually three) with directors in each class elected to overlapping three-year terms.  Companies argue that such Boards offer continuity in direction which promotes long-term planning.  However, in some instances they may serve to deter unwanted takeovers since a potential buyer would have to wait at least two years to gain a majority of Board seats.

The Fund advisor will vote on a case-by-case basis on issues involving classified boards.

5.      Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority.  Generally, supermajority provisions require at least 2/3 affirmative vote for passage of issues.

The Fund advisor will vote on a case-by-case issues involving supermajority voting.

6.      Restrictions on Shareholders to Act by Written Consent

Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting.  It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting.

The Fund advisor will generally oppose proposals to limit or eliminate the right of shareholders to act by written consent.

7.      Restrictions on Shareholders to Call Meetings

The Fund advisor will generally oppose such a restriction as it limits the right of the shareholder.

8.      Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increased costs of director’s liability insurance, many states have passed laws limiting director liability for those acting in good faith.  Shareholders however must opt into such statutes.  In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

The Fund advisor will generally support director liability and indemnification resolutions because it is important for companies to be able to attract the most qualified individuals to their Boards.  Note: Those directors acting fraudulently would remain liable for their actions irrespective of this resolution.

9.      Reincorporation

Corporations are in general bound by the laws of the state in which they are incorporated.  Companies reincorporate for a variety of reasons including shifting incorporation to a state where the company has its most active operations or corporate headquarters, or shifting incorporation to take advantage of state corporate takeover laws.

While each reincorporation proposal will be evaluated based on its own merits, the Fund advisor will generally support reincorporation resolutions for valid business reasons (such as reincorporating in the same state as the corporate headquarters).

10.   Cumulative Voting

Cumulative voting allows shareholders to “stack” their votes behind one or a few directors running for the board, thereby helping a minority of shareholders to win board representation.  Cumulative voting gives minority shareholders a voice in corporate affairs proportionate to their actual strength in voting shares.

The Fund advisor will generally support proposals calling for cumulative voting in the election of directors.

11.   Dual Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends.

The Fund advisor will generally oppose dual classes of stock.  However, the advisor will support classes of stock offering different dividend rights (such as one class which pays cash dividends and a second which pays stock dividends) depending on the circumstances.

12.   Limit Directors’ Tenure

In general corporate directors may stand for re-election indefinitely.  Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds; however, continuity is important to corporate leadership and in some instances alternative means may be explored for injecting new ideas or members from diverse backgrounds into corporate boardrooms.

Accordingly, the Fund advisor will vote on a case-by-case basis attempts to limit director tenure.

13.   Minimum Director Stock Ownership

The director share ownership proposal requires that all corporate directors own a minimum number of shares in the corporation.  The purpose of this resolution is to encourage directors to have the same interest as other shareholders.

The Fund advisor will support resolutions that require corporate directors to own shares in the company.

14.   Selection of Auditor

Annual election of the outside accountants is standard practice.  While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders.  Furthermore, audit committees have been the subject of a report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees in conjunction with the NYSE and the National Association of Securities Dealers.  The Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants.  Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence.

The Fund advisor will oppose the resolutions seeking ratification of the auditor when fees for financial systems design and implementation exceed audit and all other fees, as this can compromise the independence of the auditor.

The Fund advisor will oppose the election of the audit committee chair if the audit committee recommends an auditors whose fees for financial systems design and implementation exceed audit and all other fees, as this can compromise the independence of the auditor.

B.             Executive Compensation

1.      Disclosure of CEO, Executive, Board and Management Compensation

On a case-by-case basis, the Fund advisor will support shareholder resolutions requesting companies to disclose the salaries of top management and the Board of Directors.

2.      Compensation for CEO, Executive, Board and Management

The Fund advisor will oppose an executive compensation proposal if we believe the compensation does not reflect the economic and social circumstances of the company (i.e. at times of layoffs, downsizing, employee wage freezes, etc.).

3.      Formation and Independence of Compensation Review Committee

The Fund advisor will support shareholder resolutions requesting the formation of a committee of independent directors to review and examine executive compensation.

4.      Stock Options for Board and Executives

The Fund advisor will generally oppose stock option plans that in total offer greater than 15% of shares outstanding because of voting and earnings dilution.

The Fund advisor will generally oppose option programs that allow the repricing of underwater options.  (Repricing divides shareholder and employee interests.  Shareholders cannot “reprice” their stock and, therefore, optionees should not be treated differently).

The Fund advisor will generally oppose stock option plans that have option exercise prices below the marketplace on the day of the grant.

The Fund advisor will generally support options programs for outside directors subject to the same constraints previously described.

5.      Employee Stock Ownership Plan (ESOPs)

The Fund advisor will support ESOPs created to promote active employee ownership.  However, they will oppose any ESOP whose purpose is to prevent a corporate takeover.

6.      Pay Equity

The Fund advisor will support shareholder resolutions that request that management provide a race and/or gender pay equity report.

7.      Ratio Between CEO and Worker Pay

The Fund advisor will generally support shareholder resolutions requesting that management report on the ratio between CEO and employee compensation.

8.      Maximum Ratio Between CEO and Worker Compensation and/or Cap on CEO Compensation

The Fund advisor will vote on a case-by-case basis shareholder resolutions requesting management to set a maximum ratio between CEO and employee compensation and/or a cap on CEO compensation.

9.      Changes to Charter or By-Laws

The Fund advisor will conduct a case-by-case review of the proposed changes with the voting decision resting on whether the proposed changes are in shareholder’s best interests.

10.   Confidential Voting

Typically, proxy voting differs from voting in political elections in that the company is made aware of shareholder votes as they are cast.  This enables management to contact dissenting shareholders in an attempt to get them to change their votes.

The Fund advisor will support confidential voting because the voting process should be free of coercion.

11.    Equal Access to Proxy

Equal access proposals ask companies to give shareholders access to proxy materials to state their views on contested issues, including director nominations.  In some cases, they would actually allow shareholders to nominate directors.  Companies suggest that such proposals would make an increasingly complex process even more burdensome.

In general, the Fund advisor will oppose resolutions for equal access proposals.

12.   Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted pursuant to a takeover.  Companies argue that such provisions are necessary to keep executives from “jumping ship” during potential takeover attempts.

The Fund advisor will support the right of shareholders to vote on golden parachutes because they go above and beyond ordinary compensation practices.  In evaluating a particular golden parachute, we will examine total management compensation, the employees covered by the plan, and the quality of management.

C.              Mergers and Acquisitions

1.      Considering the Non-Financial Effects of a Merger Proposal

Such a proposal allows or requires the Board to consider the impact of merger decisions on various “stakeholders,” such as employees, communities, customers and business partners.  This proposal gives the Board the right to reject a tender offer on the grounds that it would adversely affect the company’s stakeholders.

The Fund advisor will support shareholder resolutions that consider non-financial impacts of mergers.

2.      Mergers, Restructuring and Spin-offs

A merger, restructuring, or spin-off in some way affects a change in control of the company’s assets.  In evaluating the merit of each issue, we will consider the terms of each proposal.  This will include an analysis of the potential long-term value of the investment.

The Fund advisor will support management proposals for merger or restructuring if the transaction appears to offer fair value and other proxy voting policies stated are not violated.  For example, the advisor may oppose restructuring resolution which include in it significant takeover defenses and may again oppose the merger of a non-nuclear and a nuclear utility if it poses potential liabilities.

3.      Poison Pills

Poison pills (or shareholder rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor.  Typically, directors have enacted these plans without shareholder approval.  Most poison pill resolutions deal with putting poison pills up for a vote or repealing them altogether.

The Fund advisor will support proposals to put rights plans up for a shareholder vote.  In general, poison pills will be opposed unless management is able to present a convincing case fur such a plan.

4.      Anti-Greenmail Proposals

Greenmail is the payment a corporate raider receives in exchange for his/her shares.  This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders.

The Fund advisor will generally support greenmail provisions.

5.      Opt-Out of State Anti-Takeover Law

A strategy for dealing with anti-takeover issues has been a shareholder resolution asking for a company to opt-out of a particular state’s anti-takeover laws.

The Fund advisor will generally support bylaws changes requiring a company to opt-out of state anti-takeover laws.  However, resolutions requiring companies to opt-into state anti-takeover statutes will be opposed.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information is presented as of July 31, 2014.

Portfolio Manager. Ms. Maria Eugenia Pichardo is the Portfolio Manager responsible for the day-to-day management of the Fund, which includes making portfolio management decisions and executing transactions.

Ms. Pichardo has been the Fund's Portfolio Manager since the Fund's inception (1990).  She is also the President and General Partner of Pichardo Asset Management, S.A. de C.V. ("PAM') (the Fund's Investment Adviser) since February 2003.  Prior to starting PAM, from 1989 to 1990 she was General Director of Acci-Worldwide S.A. de C. V, a wholly owned subsidiary of Acciones y Valores de Mexico, S. A. de C.V member of the Banamex Financial Group, subsidiary of Citigroup. Ms Pichardo was Managing Director and General Director of the International Sales Department of Acciones y Valores de Mexico, S. A. de C. V from 1983 to 1989.

Portfolio Manager Name	Registered Investment Company (dollar amount and number of accounts)	Other Pooled Investments (dollar amount and number of accounts)	Other Accounts (dollar amount and number of accounts)
Ms. Maria Eugenia Pichardo	$121,248,722 (1)	$0 (0)	$74,610,934 (5)

Material Conflict of Interest. The Portfolio Manager has day-to-day management responsibilities with respect to other accounts and accordingly may be presented with potential or actual conflicts of interest. Conflicts of interest can arise in the allocation of securities to the various accounts when a security is purchased or sold over a period of time.   “PAM” has established policies and procedures to reduce the conflict of interest.

The management of other accounts may result in the Portfolio Manager devoting unequal time and attention to the management of the Fund and/or other accounts. In approving the Advisory Agreement, the Board of Directors was satisfied that the Portfolio Manager would be able to devote sufficient attention to the management of the Fund, and that PAM seeks to manage such competing interests for the time and attention of the portfolio manager.

Compensation.  Ms. Pichardo receives a fixed annual salary and bonus from PAM.

Securities Owned in the Fund by Portfolio Manager. As of July 31, 2014, the Portfolio Manager owned the following securities in the Fund:

Portfolio Manager Name	Dollar Range of Equity Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001- $100,000, $100,001 - $500,000, $500,001 to $1,000,000, Over $1,000,000)	Aggregate Dollar Range of Securities in all Registered Investment Companies Overseen by Portfolio Manager in Family of Investment Companies
Ms. Maria Eugenia Pichardo	None	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
2/1/14 to 2/29/14	0	$0.00	0	0
3/1/14 to 3/31/14	0	$0.00	0	0
4/1/14 to 4/30/14	0	$0.00	0	0
5/1/14 to 5/31/14	0	$0.00	0	0
6/1/14 to 6/30/14	0	$0.00	0	0
7/1/14 to 7/31/14	0	$0.00	0	0
Total	0	$0.00	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s independent directors serve as its nominating committee, however they do not make use of a nominating committee charter.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to the Registrant’s Form N-CSR filed October 9, 2012.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Mexico Equity and Income Fund, Inc.

By (Signature and Title)*        /s/ Maria Eugenia Pichardo
Maria Eugenia Pichardo, President

Date     October 2, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/ Maria Eugenia Pichardo
Maria Eugenia Pichardo, President

Date     October 2, 2014

By (Signature and Title)*        /s/ Marco Ramirez
Marco Ramirez, Chief Financial Officer

Date     October 2, 2014

* Print the name and title of each signing officer under his or her signature.